Exhibit 99.2

FINANCIAL SUPPLEMENT
As of September 30, 2016

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:
Aspen Insurance Holdings Limited
Mark Jones, Senior Vice President, Investor Relations
T: +1 646 289 4945
email: Mark.P.Jones@aspen.co

1

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentations: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2015. Unless otherwise noted, all data is in U.S. dollar millions, except for per share amounts, percentages and ratio information.

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures". Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized gains or losses, including net realized and unrealized gains and losses on interest rate swaps, after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses from foreign exchange contracts and certain non-operating income and expenses. In 2016, the non-operating income and expenses relate to amortization of intangible assets and other corporate activities.

Aspen excludes these items above from its calculation of operating income because they are either not expected to recur and therefore are not reflective of underlying performance or the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen's results of operations in a manner similar to how management analyzes Aspen's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 22 for a reconciliation of operating income to net income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Operating ROE is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders' equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs and the total amount of non-controlling interest.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 22 for a reconciliation of operating income to net income and page 7 for a reconciliation of average ordinary shareholders' equity to average shareholders' equity.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 22 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 21.

Accident year loss ratio excluding catastrophes (a non-GAAP financial measure): Aspen believes that the presentation of loss ratios excluding catastrophes and prior year reserve movements supports meaningful comparison from period to period of the underlying performance of the business.  Accident year loss ratios excluding catastrophes are calculated by dividing net losses excluding catastrophe losses, net expenses and prior year reserve movements by net earned premiums excluding catastrophe-related reinstatement premiums. Aspen has defined catastrophe losses in the first nine months of 2016 as losses associated predominantly with the wildfires in Canada, weather-related events in the U.S., a hailstorm in the Netherlands and several earthquakes and in the first nine months of 2015 as losses predominantly associated with storms in the US, Europe, New Zealand and Australia, the Chilean earthquake and wildfires in the U.S. See pages 10 and 11 for a reconciliation of loss ratios to accident year loss ratios excluding catastrophes.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

	ASPEN INSURANCE HOLDINGS LIMITED
	Financial Highlights
	Three Months Ended September 30,			Nine Months Ended September 30,
(in US$ millions except for percentages, share and per share amounts)	2016	2015	Change	2016	2015	Change
Gross written premium	$763.5	$720.5	6.0%	$2,540.9	$2,362.5	7.6%
Net written premium	$638.4	$651.8	(2.1)%	$2,162.9	$2,059.4	5.0%
Net earned premium	$681.0	$640.6	6.3%	$2,024.9	$1,843.6	9.8%
Net income after tax	$95.6	$28.2	239.0%	$274.9	$205.2	34.0%
Operating income after tax	$69.3	$67.2	3.1%	$193.3	$237.4	(18.6)%
Net investment income	$46.4	$45.0	3.1%	$143.9	$139.1	3.5%
Underwriting income	$42.2	$42.5	(0.7)%	$93.4	$147.9	(36.8)%
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.43	$0.30	376.7%	$4.07	$2.86	42.3%
Operating income adjusted for preference share dividend and non-controlling interest	$0.99	$0.94	5.3%	$2.72	$3.39	(19.8)%
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.40	$0.30	366.7%	$3.97	$2.80	41.8%
Operating income adjusted for preference share dividend and non-controlling interest	$0.97	$0.93	4.3%	$2.65	$3.31	(19.9)%
Weighted average number of ordinary shares outstanding (in millions of shares)	60.226	60.779	(0.9)%	60.588	61.442	(1.4)%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	61.577	62.155	(0.9)%	62.043	62.878	(1.3)%
Book value per ordinary share	$51.58	$46.30	11.4%	$51.58	$46.30	11.4%
Diluted book value per ordinary share	$50.49	$45.28	11.5%	$50.49	$45.28	11.5%
Ordinary shares outstanding at September 30, 2016 and September 30, 2015 (in millions of shares)	60.211	60.782	(0.9)%	60.211	60.782	(0.9)%
Diluted ordinary shares outstanding at September 30, 2016 and September 30, 2015 (in millions of shares)	61.516	62.147	(1.0)%	61.516	62.147	(1.0)%
Underwriting Ratios
Loss ratio	57.2%	57.1%		58.7%	56.0%
Policy acquisition expense ratio	19.2%	20.6%		19.2%	19.8%
General, administrative and corporate expense ratio	17.4%	15.7%		17.5%	16.2%
Expense ratio	36.6%	36.3%		36.7%	36.0%
Combined ratio	93.8%	93.4%		95.4%	92.0%
Return On Equity
Average equity (1)	$3,082.6	$2,810.5		$3,011.6	$2,850.3
Return on average equity
Net income adjusted for preference share dividend and non-controlling interest	2.8%	0.7%		8.2%	6.2%
Operating income adjusted for preference share dividend and non-controlling interest	2.0%	2.1%		5.5%	7.3%
Annualized return on average equity
Net income	11.2%	2.8%		10.9%	8.3%
Operating income	8.0%	8.4%		7.3%	9.7%

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Average equity excludes preference shares.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Operations - Quarterly Results
(in US$ millions except for percentages and per share amounts)	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
UNDERWRITING REVENUES
Gross written premiums	$763.5	$801.7	$975.7	$634.8	$720.5	$722.8	$919.2
Premiums ceded	(125.1)	(76.9)	(176.0)	(48.0)	(68.7)	(78.4)	(156.0)
Net written premiums	638.4	724.8	799.7	586.8	651.8	644.4	763.2
Change in unearned premiums	42.6	(44.0)	(136.6)	42.9	(11.2)	(35.0)	(169.6)
Net earned premiums	681.0	680.8	663.1	629.7	640.6	609.4	593.6
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	389.2	442.2	357.4	334.0	365.6	360.5	306.1
Amortization of deferred policy acquisition costs	130.9	126.7	130.2	118.2	132.0	114.1	119.3
General, administrative and corporate expenses	118.7	116.4	119.8	125.9	100.5	95.4	102.2
Total underwriting expenses	638.8	685.3	607.4	578.1	598.1	570.0	527.6
Underwriting income including corporate expenses	42.2	(4.5)	55.7	51.6	42.5	39.4	66.0
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	46.4	48.0	49.5	46.4	45.0	46.7	47.4
Interest expense	(7.3)	(7.4)	(7.4)	(7.4)	(7.4)	(7.3)	(7.4)
Other expenses	(7.4)	(1.0)	(3.0)	(5.4)	(10.6)	(2.7)	(1.6)
Total other operating revenue	31.7	39.6	39.1	33.6	27.0	36.7	38.4
OPERATING INCOME BEFORE TAX	73.9	35.1	94.8	85.2	69.5	76.1	104.4
Non-operating expenses	(6.3)	—	—	—	—	—	—
Net realized and unrealized exchange gains/(losses) (1)	11.4	(5.4)	(20.1)	6.1	4.5	(9.4)	(11.0)
Net realized and unrealized investment gains/(losses) (2)	21.5	36.5	42.2	31.9	(44.0)	(15.5)	39.7
INCOME BEFORE TAX	100.5	66.2	116.9	123.2	30.0	51.2	133.1
Income tax expense	(4.9)	(1.3)	(2.5)	(5.3)	(1.8)	(2.2)	(5.1)
NET INCOME AFTER TAX	95.6	64.9	114.4	117.9	28.2	49.0	128.0
Dividends paid on ordinary shares	(13.3)	(13.4)	(12.8)	(12.8)	(12.7)	(13.0)	(12.4)
Dividends paid on preference shares	(9.5)	(9.4)	(9.5)	(9.4)	(9.5)	(9.4)	(9.5)
Dividends paid to non-controlling interest	—	—	—	(0.1)	—	—	—
Proportion due to non-controlling interest	0.2	(0.4)	0.2	—	(0.3)	(0.5)	—
Retained income	$73.0	$41.7	$92.3	$95.6	$5.7	$26.1	$106.1
Components of net income after tax
Operating income	69.3	34.1	89.9	84.0	67.2	72.2	98.0
Non-operating expenses	(5.8)	—	—	—	—	—	—
Net realized and unrealized exchange gains/(losses) after tax (1)	11.1	(4.9)	(16.9)	5.7	1.4	(7.5)	(9.8)
Net realized and unrealized investment gains/(losses) after tax (2)	21.0	35.7	41.4	28.2	(40.4)	(15.7)	39.8
NET INCOME AFTER TAX	$95.6	$64.9	$114.4	$117.9	$28.2	$49.0	$128.0
Loss ratio	57.2%	65.0%	53.9%	53.0%	57.1%	59.2%	51.6%
Policy acquisition expense ratio	19.2%	18.6%	19.6%	18.8%	20.6%	18.7%	20.1%
General, administrative and corporate expense ratio	17.4%	17.1%	18.1%	20.0%	15.7%	15.7%	17.2%
Expense ratio	36.6%	35.7%	37.7%	38.8%	36.3%	34.4%	37.3%
Combined ratio	93.8%	100.7%	91.6%	91.8%	93.4%	93.6%	88.9%
Basic earnings per share (3)	$1.43	$0.91	$1.73	$1.78	$0.30	$0.64	$1.91
Diluted earnings per share (3)	$1.40	$0.89	$1.68	$1.75	$0.30	$0.62	$1.87
Annualized return on average equity
Net income	11.2%	7.2%	14.4%	15.2%	2.8%	5.6%	16.4%
Operating income	8.0%	3.2%	11.2%	10.4%	8.4%	8.8%	12.4%
See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(3) Adjusted for preference share dividends and non-controlling interest.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date Results
	Nine Months Ended September 30,
	2016	2015
UNDERWRITING REVENUES
Gross written premiums	$2,540.9	$2,362.5
Premiums ceded	(378.0)	(303.1)
Net written premiums	2,162.9	2,059.4
Change in unearned premiums	(138.0)	(215.8)
Net earned premiums	2,024.9	1,843.6
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	1,188.8	1,032.2
Amortization of deferred policy acquisition costs	387.8	365.4
General, administrative and corporate expenses	354.9	298.1
Total underwriting expenses	1,931.5	1,695.7
Underwriting income including corporate expenses	93.4	147.9
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	143.9	139.1
Interest expense	(22.1)	(22.1)
Other expenses	(11.4)	(14.9)
Total other operating revenue	110.4	102.1
OPERATING INCOME BEFORE TAX	203.8	250.0
Non-operating expenses	(6.3)	—
Net realized and unrealized exchange (losses)(1)	(14.1)	(15.9)
Net realized and unrealized investment gains/(losses)(2)	100.2	(19.8)
INCOME BEFORE TAX	283.6	214.3
Income tax expense	(8.7)	(9.1)
NET INCOME AFTER TAX	274.9	205.2
Dividends paid on ordinary shares	(39.5)	(38.1)
Dividends paid on preference shares	(28.4)	(28.4)
Proportion due to non-controlling interest	—	(0.8)
Retained income	$207.0	$137.9
Components of net income after tax
Operating income	193.3	237.4
Non-operating expenses	(5.8)	—
Net realized and unrealized exchange (losses) after tax (1)	(10.7)	(15.9)
Net realized and unrealized investment gains/(losses) after tax (2)	98.1	(16.3)
NET INCOME AFTER TAX	$274.9	$205.2
Loss ratio	58.7%	56.0%
Policy acquisition expense ratio	19.2%	19.8%
General, administrative and corporate expense ratio	17.5%	16.2%
Expense ratio	36.7%	36.0%
Combined ratio	95.4%	92.0%

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

	Consolidated Balance Sheets

(in US$ millions except for per share amounts)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Investments
Fixed income securities	$6,961.6	$6,965.9	$6,960.5	$6,739.1	$6,496.4	$6,407.4	$6,339.2
Equity securities	797.7	785.6	757.8	736.4	696.3	729.3	719.0
Other investments	13.0	8.7	8.9	8.9	9.5	9.5	9.5
Catastrophe bonds	17.8	21.5	46.1	55.4	36.7	32.3	32.8
Short-term investments	338.7	121.8	143.0	172.4	183.2	185.2	180.9
Total investments	8,128.8	7,903.5	7,916.3	7,712.2	7,422.1	7,363.7	7,281.4
Cash and cash equivalents	1,183.3	1,038.8	903.1	1,099.5	1,196.7	1,148.4	1,225.9
Reinsurance recoverables
Unpaid losses	419.8	410.4	366.0	354.8	348.7	337.3	360.1
Ceded unearned premiums	229.5	226.2	243.6	168.9	224.6	257.1	276.4
Receivables
Underwriting premiums	1,437.7	1,428.5	1,339.1	1,115.6	1,208.4	1,249.9	1,264.8
Other	131.6	124.6	117.9	94.3	108.7	108.1	92.1
Funds withheld	51.6	46.0	39.6	36.0	39.0	44.5	46.1
Deferred policy acquisition costs	388.2	409.1	407.7	361.1	346.8	349.0	333.8
Derivatives at fair value	6.3	12.9	10.9	9.2	9.2	4.1	2.1
Receivable for securities sold	10.8	30.0	1.9	0.6	6.7	5.5	0.3
Office properties and equipment	84.0	83.9	83.2	70.6	68.7	65.6	61.9
Taxation	—	—	—	3.7	—	0.9	—
Other assets	1.0	1.0	1.8	4.1	5.9	1.9	18.2
Intangible assets and goodwill	73.1	72.0	74.3	18.2	18.2	18.2	18.2
Total assets	$12,145.7	$11,786.9	$11,505.4	$11,048.8	$11,003.7	$10,954.2	$10,981.3
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$5,246.6	$5,181.5	$5,011.5	$4,938.2	$4,913.9	$4,815.9	$4,698.9
Unearned premiums	1,781.2	1,819.4	1,804.0	1,587.2	1,686.9	1,702.8	1,665.1
Total insurance reserves	7,027.8	7,000.9	6,815.5	6,525.4	6,600.8	6,518.7	6,364.0
Payables
Reinsurance premiums	182.8	142.7	148.9	92.7	135.6	164.5	171.5
Taxation	18.3	28.5	19.2	10.8	22.7	32.1	34.8
Accrued expenses and other payables	344.2	333.1	293.3	343.8	237.7	242.7	308.6
Liabilities under derivative contracts	6.5	11.5	17.6	4.0	1.9	7.2	11.5
Total payables	551.8	515.8	479.0	451.3	397.9	446.5	526.4
Loan notes issued by variable interest entities, at fair value	112.7	104.1	104.5	103.0	84.5	76.2	76.0
Long-term debt	549.3	549.3	549.3	549.2	549.2	549.2	549.1
Total liabilities	8,241.6	8,170.1	7,948.3	7,628.9	7,632.4	7,590.6	7,515.5
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	1.3	1.5	1.1	1.3	1.3	1.0	0.5
Preference shares	—	—	—	—	—	—	—
Additional paid-in capital	1,280.2	1,040.5	1,055.9	1,075.3	1,068.3	1,061.7	1,106.0
Retained earnings	2,490.6	2,417.6	2,375.9	2,283.6	2,188.0	2,182.3	2,156.2
Accumulated other comprehensive income, net of taxes	131.9	157.1	124.1	59.6	113.6	118.5	203.0
Total shareholders’ equity	3,904.1	3,616.8	3,557.1	3,419.9	3,371.3	3,363.6	3,465.8
Total liabilities and shareholders’ equity	$12,145.7	$11,786.9	$11,505.4	$11,048.8	$11,003.7	$10,954.2	$10,981.3

Book value per ordinary share	$51.58	$50.71	$49.45	$46.99	$46.30	$46.18	$47.14
Book value per diluted ordinary share	$50.49	$49.53	$48.22	$46.00	$45.28	$45.16	$46.02

	ASPEN INSURANCE HOLDINGS LIMITED
	Earnings Per Share and Book Value Per Share

	Three Months Ended		Nine Months Ended
(in US$ except for number of shares)	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

Basic earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.43	$0.30	$4.07	$2.86
Operating income adjusted for preference share dividend and non-controlling interest	$0.99	$0.94	$2.72	$3.39
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.40	$0.30	$3.97	$2.80
Operating income adjusted for preference share dividend and non-controlling interest	$0.97	$0.93	$2.65	$3.31

Weighted average number of ordinary shares outstanding (in millions)	60.226	60.779	60.588	61.442
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	61.577	62.155	62.043	62.878

Book value per ordinary share	$51.58	$46.30	$51.58	$46.30
Diluted book value per ordinary share	$50.49	$45.28	$50.49	$45.28

Ordinary shares outstanding at end of the period (in millions)	60.211	60.782	60.211	60.782
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	61.516	62.147	61.516	62.147

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended		Nine Months Ended
(in US$ millions except for percentages)	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

Average shareholders' equity	$3,760.5	$3,367.5	$3,617.0	$3,406.9
Average non-controlling interest	(1.4)	(1.2)	(1.3)	(0.8)
Average preference shares	(676.5)	(555.8)	(604.1)	(555.8)
Average ordinary shareholders' equity	$3,082.6	$2,810.5	$3,011.6	$2,850.3
Return on average equity:
Net income adjusted for preference share dividend and non-controlling interest	2.8%	0.7%	8.2%	6.2%
Operating income adjusted for preference share dividend and non-controlling interest	2.0%	2.1%	5.5%	7.3%
Annualized return on average equity:
Net income	11.2%	2.8%	10.9%	8.3%
Operating income	8.0%	8.4%	7.3%	9.7%
Components of return on average equity:
Return on average equity from underwriting activity (1)	1.4%	1.5%	2.9%	5.2%
Return on average equity from investment and other activity (2)	0.7%	0.6%	3.2%	2.6%
Pre-tax operating income return on average equity (3)	2.1%	2.1%	6.1%	7.7%
Post-tax operating income return on average equity (4)	2.0%	2.1%	5.5%	7.3%

See page 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Calculated by using underwriting income.
(2) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends and non-controlling interest.
(3) Calculated by using operating income before tax adjusted for preference share dividends and non-controlling interest.
(4) Calculated by using operating income after-tax adjusted for preference share dividends and non-controlling interest.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Three Months Ended September 30, 2016			Three Months Ended September 30, 2015
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$365.9	$397.6	$763.5	$316.6	$403.9	$720.5
Net written premiums	314.5	323.9	638.4	294.7	357.1	651.8
Gross earned premiums	364.3	445.5	809.8	304.6	429.0	733.6
Net earned premiums	316.3	364.7	681.0	284.6	356.0	640.6
Losses and loss adjustment expenses	178.7	210.5	389.2	169.9	195.7	365.6
Amortization of deferred policy acquisition costs	53.0	77.9	130.9	64.8	67.2	132.0
General and administrative expenses	47.4	57.9	105.3	34.7	51.3	86.0
Underwriting income	$37.2	$18.4	$55.6	$15.2	$41.8	$57.0
Net investment income			46.4			45.0
Net realized and unrealized investment gains/(losses) (1)			21.5			(44.0)
Corporate expenses			(13.4)			(14.5)
Non-operating expenses			(6.3)			—
Other expenses			(7.4)			(10.6)
Interest expense			(7.3)			(7.4)
Net realized and unrealized foreign exchange gains (2)			11.4			4.5
Income before tax			$100.5			$30.0
Income tax expense			(4.9)			(1.8)
Net income			$95.6			$28.2
Ratios
Loss ratio	56.5%	57.7%	57.2%	59.7%	55.0%	57.1%
Policy acquisition expense ratio	16.8%	21.4%	19.2%	22.8%	18.9%	20.6%
General and administrative expense ratio (3)	15.0%	15.9%	17.4%	12.2%	14.4%	15.7%
Expense ratio	31.8%	37.3%	36.6%	35.0%	33.3%	36.3%
Combined ratio	88.3%	95.0%	93.8%	94.7%	88.3%	93.4%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Nine Months Ended September 30, 2016			Nine Months Ended September 30, 2015
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$1,216.1	$1,324.8	$2,540.9	$1,062.1	$1,300.4	$2,362.5
Net written premiums	1,070.8	1,092.1	2,162.9	975.0	1,084.4	2,059.4
Gross earned premiums	1,000.9	1,345.8	2,346.7	857.6	1,267.3	2,124.9
Net earned premiums	896.0	1,128.9	2,024.9	802.3	1,041.3	1,843.6
Losses and loss adjustment expenses	494.3	694.5	1,188.8	391.7	640.5	1,032.2
Amortization of deferred policy acquisition costs	163.1	224.7	387.8	168.6	196.8	365.4
General and administrative expenses	130.6	173.7	304.3	102.5	151.8	254.3
Underwriting income	$108.0	$36.0	$144.0	$139.5	$52.2	$191.7
Net investment income			143.9			139.1
Net realized and unrealized investment gains/(losses) (1)			100.2			(19.8)
Corporate expenses			(50.6)			(43.8)
Non-operating expenses			(6.3)			—
Other expenses			(11.4)			(14.9)
Interest expense			(22.1)			(22.1)
Net realized and unrealized foreign exchange (losses) (2)			(14.1)			(15.9)
Income before tax			$283.6			$214.3
Income tax expense			(8.7)			(9.1)
Net income			$274.9			$205.2
Ratios
Loss ratio	55.2%	61.5%	58.7%	48.8%	61.5%	56.0%
Policy acquisition expense ratio	18.2%	19.9%	19.2%	21.0%	18.9%	19.8%
General and administrative expense ratio (3)	14.6%	15.4%	17.5%	12.8%	14.6%	16.2%
Expense ratio	32.8%	35.3%	36.7%	33.8%	33.5%	36.0%
Combined ratio	88.0%	96.8%	95.4%	82.6%	95.0%	92.0%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015

Gross written premiums	$365.9	$332.6	$517.6	$186.8	$316.6	$260.7	$484.8
Net written premiums	314.5	306.8	449.5	178.5	294.7	238.2	442.1
Gross earned premiums	364.3	329.8	306.8	295.9	304.6	287.2	265.8
Net earned premiums	316.3	299.4	280.3	270.3	284.6	268.3	249.4
Net losses and loss adjustment expenses	178.7	181.1	134.5	99.9	169.9	116.3	105.5
Amortization of deferred policy acquisition costs	53.0	50.7	59.4	56.1	64.8	50.4	53.4
General and administrative expenses	47.4	39.1	44.1	44.0	34.7	35.4	32.4
Underwriting income	$37.2	$28.5	$42.3	$70.3	$15.2	$66.2	$58.1
Ratios
Loss ratio	56.5%	60.5%	48.0%	37.0%	59.7%	43.3%	42.3%
Policy acquisition expense ratio	16.8%	16.9%	21.2%	20.8%	22.8%	18.8%	21.4%
General and administrative expense ratio	15.0%	13.1%	15.7%	16.3%	12.2%	13.2%	13.0%
Expense ratio	31.8%	30.0%	36.9%	37.1%	35.0%	32.0%	34.4%
Combined ratio	88.3%	90.5%	84.9%	74.1%	94.7%	75.3%	76.7%
Accident Year Ex-cat Loss Ratio
Loss ratio	56.5%	60.5%	48.0%	37.0%	59.7%	43.3%	42.3%
Prior year loss development	6.4%	4.6%	6.5%	13.8%	5.7%	9.0%	5.3%
Catastrophe losses	(4.7)%	(17.4)%	(3.8)%	(8.4)%	(5.9)%	(0.9)%	(3.1)%
Accident year ex-cat loss ratio	58.2%	47.7%	50.7%	42.4%	59.5%	51.4%	44.5%

	ASPEN INSURANCE HOLDINGS LIMITED
	Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015

Gross written premiums	$397.6	$469.1	$458.1	$448.0	$403.9	$462.1	$434.4
Net written premiums	323.9	418.0	350.2	408.3	357.1	406.2	321.1
Gross earned premiums	445.5	454.7	445.6	436.0	429.0	423.2	415.1
Net earned premiums	364.7	381.4	382.8	359.4	356.0	341.1	344.2
Net losses and loss adjustment expenses	210.5	261.1	222.9	234.1	195.7	244.2	200.6
Amortization of deferred policy acquisition costs	77.9	76.0	70.8	62.1	67.2	63.7	65.9
General and administrative expenses	57.9	57.2	58.6	61.8	51.3	45.2	55.3
Underwriting income/(loss)	$18.4	$(12.9)	$30.5	$1.4	$41.8	$(12.0)	$22.4
Ratios
Loss ratio	57.7%	68.5%	58.2%	65.1%	55.0%	71.6%	58.3%
Policy acquisition expense ratio	21.4%	19.9%	18.5%	17.3%	18.9%	18.7%	19.1%
General and administrative expense ratio	15.9%	15.0%	15.3%	17.2%	14.4%	13.3%	16.1%
Expense ratio	37.3%	34.9%	33.8%	34.5%	33.3%	32.0%	35.2%
Combined ratio	95.0%	103.4%	92.0%	99.6%	88.3%	103.6%	93.5%
Accident Year Ex-cat Loss Ratio
Loss ratio	57.7%	68.5%	58.2%	65.1%	55.0%	71.6%	58.3%
Prior year loss development	4.2%	1.9%	0.9%	6.0%	6.4%	2.1%	4.2%
Catastrophe losses	(2.8)%	(4.3)%	(2.1)%	(6.5)%	(0.6)%	(2.8)%	(1.7)%
Accident year ex-cat loss ratio	59.1%	66.1%	57.0%	64.6%	60.8%	70.9%	60.8%

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Lines of Business
(in US$ millions)
Gross Written Premiums	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Reinsurance
Property Catastrophe Reinsurance	$47.3	$97.7	$127.6	$4.1	$49.1	$67.3	$153.8
Other Property Reinsurance	77.4	84.3	103.0	61.2	105.2	84.0	109.9
Casualty Reinsurance	79.3	57.3	127.1	45.9	77.9	49.0	114.7
Specialty Reinsurance	161.9	93.3	159.9	75.6	84.4	60.4	106.4
Total Reinsurance	$365.9	$332.6	$517.6	$186.8	$316.6	$260.7	$484.8
Insurance
Property and Casualty Insurance	$184.9	$257.6	$226.3	$213.9	$208.5	$254.8	$213.4
Marine, Aviation and Energy Insurance	96.3	93.8	117.7	107.1	85.3	103.2	131.7
Financial and Professional Lines Insurance	116.4	117.7	114.1	127.0	110.1	104.1	89.3
Total Insurance	$397.6	$469.1	$458.1	$448.0	$403.9	$462.1	$434.4

Total Gross Written Premiums	$763.5	$801.7	$975.7	$634.8	$720.5	$722.8	$919.2
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$26.7	$78.3	$92.1	$4.8	$33.8	$53.5	$126.1
Other Property Reinsurance	73.6	82.7	92.9	59.9	100.1	80.6	98.8
Casualty Reinsurance	78.1	57.3	125.6	41.5	76.8	46.7	113.8
Specialty Reinsurance	136.1	88.5	138.9	72.3	84.0	57.4	103.4
Total Reinsurance	$314.5	$306.8	$449.5	$178.5	$294.7	$238.2	$442.1
Insurance
Property and Casualty Insurance	$161.9	$228.5	$180.5	$185.2	$172.9	$222.1	$156.7
Marine, Aviation and Energy Insurance	56.9	80.0	106.6	99.7	76.1	82.5	120.5
Financial and Professional Lines Insurance	105.1	109.5	63.1	123.4	108.1	101.6	43.9
Total Insurance	$323.9	$418.0	$350.2	$408.3	$357.1	$406.2	$321.1

Total Net Written Premiums	$638.4	$724.8	$799.7	$586.8	$651.8	$644.4	$763.2
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$50.5	$53.1	$47.3	$58.1	$54.0	$53.8	$57.1
Other Property Reinsurance	70.5	80.8	87.3	79.4	91.5	78.9	77.5
Casualty Reinsurance	78.3	74.1	67.0	63.7	68.6	71.2	57.8
Specialty Reinsurance	117.0	91.4	78.7	69.1	70.5	64.4	57.0
Total Reinsurance	$316.3	$299.4	$280.3	$270.3	$284.6	$268.3	$249.4
Insurance
Property and Casualty Insurance	$175.9	$201.0	$189.7	$172.0	$171.8	$162.9	$159.8
Marine, Aviation and Energy Insurance	86.4	86.9	93.9	94.9	94.1	97.3	99.4
Financial and Professional Lines Insurance	102.4	93.5	99.2	92.5	90.1	80.9	85.0
Total Insurance	$364.7	$381.4	$382.8	$359.4	$356.0	$341.1	$344.2

Total Net Earned Premiums	$681.0	$680.8	$663.1	$629.7	$640.6	$609.4	$593.6

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders' Equity
	Nine Months Ended September 30,
(in US$ millions)	2016	2015
Ordinary shares
Beginning and end of period	$0.1	$0.1
Preference shares
Beginning and end of period	—	—
Non-controlling interest
Beginning of period	1.3	0.5
Net change for the period	—	0.8
End of period	1.3	1.3
Additional paid-in capital
Beginning of period	1,075.3	1,134.3
New shares issued	2.0	4.4
Ordinary shares repurchased	(50.0)	(83.7)
Preference shares issued	241.3	—
Share-based compensation	11.6	13.3
End of period	1,280.2	1,068.3
Retained earnings
Beginning of period	2,283.6	2,050.1
Net income for the period	274.9	205.2
Dividends paid on ordinary and preference shares	(67.9)	(66.5)
Proportion due to non-controlling interest	—	(0.8)
End of period	2,490.6	2,188.0
Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	0.6	72.7
Change for the period	(19.3)	(70.2)
End of period	(18.7)	2.5
Loss on derivatives:
Beginning of period	(1.2)	(3.8)
Net change from current period hedged transactions	(1.3)	2.2
End of period	(2.5)	(1.6)
Unrealized appreciation/(depreciation) on available for sale investments, net of taxes:
Beginning of period	60.2	165.4
Change for the period	92.9	(52.7)
End of period	153.1	112.7
Total accumulated other comprehensive income	131.9	113.6

Total shareholders' equity	$3,904.1	$3,371.3

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Comprehensive Income

	Three Months Ended September 30,		Nine Months Ended September 30,
(in US$ millions)	2016	2015	2016	2015

Net income adjusted for non-controlling interest	$95.6	$28.2	$274.9	$205.2
Other comprehensive income, net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains)/losses included in net income	(4.4)	(1.8)	(9.1)	(33.1)
Change in net unrealized gains on available for sale securities held	(16.8)	25.3	102.0	(19.6)
Net change from current period hedged transactions	2.5	(0.5)	(1.3)	2.2
Change in foreign currency translation adjustment	(6.5)	(27.9)	(19.3)	(70.2)
Other comprehensive income/(loss)	(25.2)	(4.9)	72.3	(120.7)
Comprehensive income	$70.4	$23.3	$347.2	$84.5

	ASPEN INSURANCE HOLDINGS LIMITED
	Condensed Consolidated Statements of Cash Flows

	Three Months Ended September 30,		Nine Months Ended September 30,
(in US$ millions)	2016	2015	2016	2015

Net cash from operating activities	$158.4	$159.3	$400.6	$363.7
Net cash (used in) investing activities	(225.0)	(83.9)	(343.5)	(118.9)
Net cash from/(used in) financing activities	211.8	(22.6)	36.1	(213.6)
Effect of exchange rate movements on cash and cash equivalents	(0.7)	(4.5)	(9.4)	(13.0)
Increase in cash and cash equivalents	144.5	48.3	83.8	18.2
Cash at beginning of period	1,038.8	1,148.4	1,099.5	1,178.5
Cash at end of period	$1,183.3	$1,196.7	$1,183.3	$1,196.7

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Nine Months Ended September 30, 2016	For the Nine Months Ended September 30, 2015	For the Twelve Months Ended December 31, 2015

Provision for losses and loss adjustment expenses at the start of the period	$4,938.2	4,750.8	$4,750.8
Reinsurance recoverables	(354.8)	(350.0)	(350.0)
Net loss and loss adjustment expenses at the start of the period	4,583.4	4,400.8	4,400.8

Net loss and loss adjustment expenses assumed	5.7	—	—
Provision for losses and loss adjustment expenses for claims incurred
Current period	1,267.0	1,129.8	1,522.7
Prior period release	(78.2)	(97.6)	(156.5)
Total incurred	1,188.8	1,032.2	1,366.2

Losses and loss adjustment expenses payments for claims incurred	(915.2)	(812.1)	(1,108.5)

Foreign exchange (gains)	(35.9)	(55.7)	(75.1)

Net loss and loss adjustment expenses reserves at the end of the period	4,826.8	4,565.2	4,583.4
Reinsurance recoverables on unpaid losses at the end of the period	419.8	348.7	354.8
Gross loss and loss adjustment expenses reserves at the end of the period	$5,246.6	4,913.9	$4,938.2

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves by Operating Segment

	As at September 30, 2016			As at December 31, 2015
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net

Reinsurance	$2,561.0	$(65.6)	$2,495.4	$2,441.9	$(32.4)	$2,409.5
Insurance	2,685.6	(354.2)	2,331.4	2,496.3	(322.4)	2,173.9
Total losses and loss adjustment expense reserves	$5,246.6	$(419.8)	$4,826.8	$4,938.2	$(354.8)	$4,583.4

ASPEN INSURANCE HOLDINGS LIMITED
Prior Year Reserve Releases

(in US$ millions)	Three Months Ended September 30, 2016			Three Months Ended September 30, 2015
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$18.5	$1.6	$20.1	$13.6	$2.5	$16.1
Insurance	11.9	3.4	15.3	12.6	10.3	22.9
Release in reserves for prior years during the period	$30.4	$5.0	$35.4	$26.2	$12.8	$39.0

	Nine Months Ended September 30, 2016			Nine Months Ended September 30, 2015
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$52.4	$(0.3)	$52.1	$56.0	$(2.6)	$53.4
Insurance	18.1	8.0	26.1	44.7	(0.5)	44.2
Release in reserves for prior years during the period	$70.5	$7.7	$78.2	$100.7	$(3.1)	$97.6

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Investment Portfolio
(in US$ millions)	Fair Market Value
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Marketable Securities - Available For Sale
U.S. government securities	$1,086.4	$1,147.4	$1,111.7	$1,123.1	$1,138.1	$1,074.6	$1,041.8
U.S. agency securities	127.3	131.2	149.9	158.7	162.0	182.0	182.9
Municipal securities	26.2	26.2	32.9	26.6	28.5	29.5	30.7
Corporate securities	2,790.8	2,663.2	2,680.9	2,660.6	2,496.7	2,420.8	2,333.6
Foreign government securities	583.1	641.7	674.5	644.2	628.4	661.7	637.7
Asset-backed securities	69.1	72.9	76.3	76.0	132.5	138.7	140.9
Bonds backed by foreign government	82.4	69.5	72.5	82.1	77.0	78.3	68.2
Mortgage-backed securities	1,199.4	1,256.0	1,265.0	1,179.8	1,041.3	1,044.1	1,104.0
Total fixed income securities	5,964.7	6,008.1	6,063.7	5,951.1	5,704.5	5,629.7	5,539.8
Short-term investments	169.1	108.9	135.3	162.9	176.3	184.1	180.2
Total Available For Sale	$6,133.8	$6,117.0	$6,199.0	$6,114.0	$5,880.8	$5,813.8	$5,720.0

Marketable Securities - Trading
U.S. government securities	$44.4	$53.9	$42.1	$27.3	$13.5	$3.4	$9.0
U.S. agency securities	—	—	—	—	—	—	0.2
Municipal securities	4.9	4.8	4.0	0.5	0.5	0.5	0.5
Corporate securities	677.0	658.0	615.2	558.2	547.2	540.1	554.1
Foreign government securities	213.1	202.2	198.5	179.5	128.9	133.8	133.7
Asset-backed securities	15.5	15.8	19.6	20.5	18.7	19.7	16.0
Mortgage-backed securities	42.0	23.1	17.4	—	—	—	—
Bank loans	—	—	—	2.0	83.1	80.2	85.9
Total fixed income securities	996.9	957.8	896.8	788.0	791.9	777.7	799.4
Short-term investments	169.6	12.9	7.7	9.5	6.9	1.1	0.7
Equity securities	797.7	785.6	757.8	736.4	696.3	729.3	719.0
Catastrophe bonds	17.8	21.5	46.1	55.4	36.7	32.3	32.8
Total Trading	$1,982.0	$1,777.8	$1,708.4	$1,589.3	$1,531.8	$1,540.4	$1,551.9

Other Investments	$13.0	$8.7	$8.9	$8.9	$9.5	$9.5	$9.5

Cash	1,183.3	1,038.8	903.1	1,099.5	1,196.7	1,148.4	1,225.9
Accrued interest	45.6	47.3	46.0	48.1	46.1	48.3	43.9
Total Cash and Accrued Interest	$1,228.9	$1,086.1	$949.1	$1,147.6	$1,242.8	$1,196.7	$1,269.8

Total Cash and Investments	$9,357.7	$8,989.6	$8,865.4	$8,859.8	$8,664.9	$8,560.4	$8,551.2

ASPEN INSURANCE HOLDINGS LIMITED
Investment Analysis

(in US$ millions except for percentages)	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015

Net investment income from fixed income investments and cash	$40.9	$42.5	$42.6	$42.8	$40.5	$40.9	$41.2
Net investment income from equity securities	5.5	5.5	6.9	3.6	4.5	5.8	6.2
Net investment income	46.4	48.0	49.5	46.4	45.0	46.7	47.4

Net realized and unrealized investment gains/(losses) excluding the interest rate swaps	21.5	36.8	45.0	30.5	(41.2)	(15.3)	42.9
Net realized investment (losses)/gains from the interest rate swaps	—	(0.3)	(2.8)	1.4	(2.8)	(0.2)	(3.2)
Other-than-temporary impairment charges	—	—	—	—	—	—	—
Net realized and unrealized investment gains/(losses)	21.5	36.5	42.2	31.9	(44.0)	(15.5)	39.7

Change in unrealized gains/(losses) on available for sale investments (gross of tax)	(23.2)	42.2	85.0	(33.4)	17.3	(77.5)	—
Total return/(loss) on investments (1)	$44.7	$126.7	$176.7	$44.9	$18.3	$(46.3)	$87.1

Portfolio Characteristics
Fixed income portfolio book yield (excluding the impact of the interest rate swaps) (1)	2.46%	2.50%	2.56%	2.59%	2.50%	2.57%	2.56%
Fixed income portfolio duration (excluding the impact of the interest rate swaps) (1)	3.6 years	3.6 years	3.6 years	3.7 years	3.4 years	3.5 years	3.5 years

(1) On May 9, 2016, the Company terminated all remaining outstanding interest rate swaps under its International Swap Dealers Association agreement.

ASPEN INSURANCE HOLDINGS LIMITED
Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Net assets	$3,904.1	$3,616.8	$3,557.1	$3,419.9	$3,371.3	$3,363.6	$3,465.8
Less: Preference shares	(797.1)	(555.8)	(555.8)	(555.8)	(555.8)	(555.8)	(555.8)
Less: Non-controlling interest	(1.3)	(1.5)	(1.1)	(1.3)	(1.3)	(1.0)	(0.5)
Total	$3,105.7	$3,059.5	$3,000.2	$2,862.8	$2,814.2	$2,806.8	$2,909.5

Ordinary shares outstanding (in millions)	60.211	60.329	60.675	60.918	60.782	60.778	61.723
Ordinary shares and dilutive potential ordinary shares (in millions)	61.516	61.767	62.213	62.240	62.147	62.149	63.227

Book value per ordinary share	$51.58	$50.71	$49.45	$46.99	$46.30	$46.18	$47.14
Diluted book value per ordinary share	$50.49	$49.53	$48.22	$46.00	$45.28	$45.16	$46.02

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company's ordinary shares at the average market price during the period of calculation.

	ASPEN INSURANCE HOLDINGS LIMITED
	Operating Income Reconciliation

Net income is adjusted to exclude after-tax change in net foreign exchange gains and losses, realized gains and losses in investments and non-recurring items.
	Three Months Ended		Nine Months Ended
(in US$ millions except where stated)	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

Net income as reported	$95.6	$28.2	$274.9	$205.2
Net change attributable to non-controlling interest	0.2	(0.3)	—	(0.8)
Preference share dividends	(9.5)	(9.5)	(28.4)	(28.4)
Net income available to ordinary shareholders	86.3	18.4	246.5	176.0
Add (deduct) after tax income:
Net foreign exchange losses	(11.1)	(1.4)	10.7	15.9
Net realized (gains)/losses on investments	(21.0)	40.4	(98.1)	16.3
Non-operating (expenses)	5.8	—	5.8	—
Operating income after tax available to ordinary shareholders	60.0	57.4	164.9	208.2
Tax expense on operating income	4.6	2.3	10.5	12.6
Operating income before tax available to ordinary shareholders	$64.6	$59.7	$175.4	$220.8

Basic earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$1.43	$0.30	$4.07	$2.86
Add (deduct) after tax income:
Net foreign exchange losses	(0.19)	(0.02)	0.17	0.26
Net realized (gains)/losses on investments	(0.35)	0.66	(1.62)	0.27
Non-operating (expenses)	0.10	—	0.10	—
Operating income adjusted for preference shares dividends and non-controlling interest	$0.99	$0.94	$2.72	$3.39

Diluted earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$1.40	$0.30	$3.97	$2.80
Add (deduct) after tax income:
Net foreign exchange losses	(0.18)	(0.02)	0.17	0.25
Net realized (gains)/losses on investments	(0.34)	0.65	(1.58)	0.26
Non-operating (expenses)	0.09	—	0.09	—
Operating income adjusted for preference shares dividends and non-controlling interest	$0.97	$0.93	$2.65	$3.31